       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                              AMENDED AND RESTATED
                           GENERAL SECURITY AGREEMENT
                           --------------------------

     THIS AMENDED AND RESTATED GENERAL SECURITY AGREEMENT is made this 10th day of October, 1996 by and among SAI/DELTA, INC., a Florida corporation with its principal office and place of business at 10258 N.W. 46th Street, Sunrise, Florida 33351 ("Debtor"), and JOSEPH M. LOBOZZO II, an individual with an office and place of business at 690 Portland Avenue, Rochester, New York (collectively, the "Secured Party").

                              W I T N E S S E T H :

     WHEREAS, Debtor executed and delivered to National Canada Finance Corp. ("NCFC") a General Security Agreement dated March ___, 1995 (the "1995 Security Agreement");

     WHEREAS, on the date hereof, NCFC is assigning to Secured Party a portion of its rights under the 1995 Security Agreement; and

     WHEREAS, to the extent assigned to Secured Party, Debtor and Secured Party desire to amend and restate the 1995 Security Agreement in its entirety;

     NOW, THEREFORE, Debtor and Secured Party agree as follows:

     1. Security Interest. Debtor hereby grants to Secured Party a security interest ("Security Interest") in all personal property and fixtures of Debtor, of whatever kind and type and wherever located, whether now owned or hereafter acquired, including, without limitation, all fixtures, equipment, inventory, accounts, general intangibles, documents, instruments and chattel paper, together with all proceeds and products thereof in any form, and parts, accessories, attachments, special tools, additions and accessions thereto, and all increases therein or profits received therefrom, and in all substitutions therefor (collectively, "Collateral").

                                                           Page 190 of 207 Pages
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     2. Indebtedness Secured. The Security Interest secures payment of any and all obligations of the Debtor to the Secured Party under a certain Amended and Restated Unlimited Continuing Guaranty dated the date hereof from the Debtor to the Secured Party, as the same may be amended from time to time (the "Indebtedness"), which Amended and Restated Unlimited Continuing Guaranty guaranties payment of a certain Amended and Restated Promissory Note dated the date hereof from DELTA COMPUTEC INC., a New York corporation and the sole shareholder of the Debtor (the "Borrower"), to Secured Party in the original principal amount of $1,450,000 and any substitution for or replacement or modification thereof, which Amended and Restated Promissory Note is governed by the terms of a certain Amended and Restated Credit Agreement dated the date hereof between the Borrower and the Secured Party (the "Credit Agreement").

     3. Representations and Warranties of Debtor. Debtor represents and warrants, and so long as any Indebtedness remains unpaid shall be deemed continuously to represent and warrant, that:

          (a) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest and except as shown on Schedule 3(a) annexed hereto (collectively, "Permitted Encumbrances"), if any;

          (b) Debtor is duly organized and validly existing under the laws of the State of New York and is duly qualified and in good standing in every jurisdiction in which failure to do so qualified would have a material adverse effect on its business or assets;

          (c) Debtor is authorized to enter into this Security Agreement and the execution, delivery and performance of this Agreement by Debtor will not violate, or be in contravention of, Debtor's certificate of incorporation, by-laws, or other corporate documents or any indenture, agreement or undertaking to which Debtor is a party or by which Debtor may be bound;

                                       2
                                                           Page 191 of 207 Pages
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          (d) Debtor is engaged in business operations; Debtor's chief executive office is specified in the first paragraph of this Agreement; and Debtor's records concerning the Collateral are kept at one of the addresses specified on Schedule 3(e) of this Agreement;

          (e) All of the Collateral is located at one of the addresses specified on Schedule 3(e) to this Agreement;

          (f) Any and all tradenames, division names, assumed names and other names under which Debtor transacts any part of its business are specified on Schedule 3(f) annexed hereto, if any;

          (g) Each account, general intangible and Chattel Paper constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay it "Account Debtor"); and

          (h) The amount represented by Debtor to Secured Party as owing by each Account Debtor or by all Account Debtors is the correct amount actually and unconditionally owing by such Account Debtor or Debtors, except for normal cash discounts where applicable.

     4. Covenants of Debtor. So long as any Indebtedness remains unpaid, Debtor:

          (a) Will defend the Collateral against the claims and demands of all other parties including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against Debtor and/or Secured Party, except, as to inventory purchasers and lessees in the ordinary course of Debtor's business; will keep the Collateral free from all security interests or other encumbrances, except the Security Interest and except as shown of Schedule 3(a) hereto; and, except with respect to the sale or lease of Inventory in the ordinary

                                       3
                                                           Page 192 of 207 Pages
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     course of Debtor's business, will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein, or move the Collateral to any location except those specified on Schedule 3(e) without the prior written consent of Secured Party;

          (b) Will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete records concerning the Collateral; at Secured Party's request, will mark any and all such records to indicate the Security Interest; and will permit Secured Party or its agents at any reasonable time during regular business hours to inspect the Collateral and to audit and make extracts from such records or any of Debtor's books, ledgers, reports, correspondence or other records;

          (c) Will deliver to Secured Party upon demand, any Chattel Paper constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping, documents, delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or any part thereof;

          (d) Will notify Secured Party promptly in writing of any change in Debtor's chief executive office, of any change in the address at which the Collateral or records concerning the Collateral are kept and of any change in Debtor's name, identity or corporate structure;

          (e) Will not, without Secured Party's written consent which consent will not be unreasonably withheld or delayed, make or agree to make any alteration, modification or cancellation of, or substitution for, or credits, adjustments or allowances on accounts, general intangibles or chattel paper constituting any Collateral (other than in the ordinary course of Debtor's business), and will notify Secured Party promptly of any material default by any Account Debtor in payment or other performance of his obligations with respect to any such Collateral;

                                       3
                                                           Page 193 of 207 Pages
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          (f) Will keep the tangible Collateral in good condition and repair;
     and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy insuring the Collateral;


          (g) Will pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral; will insure the Collateral against risks, and in coverage, form and amount, satisfactory to Secured Party, and, will cause each policy to be payable additionally to Secured Party and deliver each policy or certificate of insurance therefor to Secured Party; and

          (h) In connection herewith, will execute and deliver to Secured Party such financing statements, assignments (including, without limitation, if any of Debtor's accounts arise out of contracts with the United States or any department, agency or instrumentality thereof, assignments required to comply with the Federal Assignment of Claims Act) and other documents, do such other things relating to the Security Interest as Secured Party may reasonably request, pay all costs of title searches and filing financing statements, assignments or other documents in all public offices requested by Secured Party; but will not, without the prior written consent of Secured Party, file or authorize or permit to be filed in any public office any financing statement naming Debtor as debtor and not naming Secured Party as secured party, except in connection with any Permitted Encumbrances.

     5. Verification of Collateral. Secured Party shall have the right to verify all or any Collateral in any reasonable manner and through any medium Secured Party may consider reasonably appropriate, and Debtor agrees to furnish all assistance and information and perform any acts which Secured Party may reasonably require in connection therewith.

                                       4
                                                           Page 194 of 207 Pages
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     6. Notification and Payments. From time to time while the Lock Box
Operating Agreement dated the date hereof between the Debtor and Manufacturers and Traders Trust Company is in force and effect, or any substitute arrangement, and in any event, after the occurrence of an Event of Default, (a) Secured Party may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to Secured Party and (b) Secured Party may notify Debtor in writing, before or after notification to Account Debtors and without waiving in any manner the Security Interest, that any payment on and from the Collateral received by Debtor (i) shall be held by Debtor in trust for Secured Party in the medium in which received; (ii) shall not be commingled with any assets of Debtor; and (iii) shall be turned over to Secured Party not later than the next business day following the day of their receipt. All payments on and from Collateral received by Secured Party directly or from Debtor shall be applied to the Indebtedness in such order and manner and at such time as Secured Party shall, in its sole discretion, determine.

     7. Events of Default.

          (a) The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

          (b) Upon the happening of any Event of Default, Secured Party's rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Party. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place or places designated by Secured Party.

          (c) Without in any way requiring notice to be given in the following manner, Debtor agrees that any notice by

                                       5
                                                           Page 195 of 207 Pages
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     Secured Party of sale or disposition of any Collateral, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by regular mail, postage prepaid, at least ten (10) days prior to such action, to the address of Debtor set forth in the first paragraph of this Security Agreement or to any other address which Debtor has specified in writing to Secured Party as the address to which notices hereunder shall be given to Debtor.

          (d) Debtor agrees to pay on demand all reasonable costs and expenses incurred by Secured Party in enforcing this Security Agreement, in realizing upon or protecting any Collateral, including, without limitation, if Secured Party retains counsel for advise, suit, insolvency proceedings or any of the above purposes, the reasonable attorneys' fees and expenses incurred by Secured Party.

     8. Miscellaneous.

          (a) Debtor hereby authorizes Secured Party, at Debtor's expense, to file such financing statement or statements relating to the Collateral without Debtor's signature thereon as Secured Party at its option may reasonably deem appropriate, and appoints Secured Party as Debtor's attorney-in-fact (without requiring Secured Party) to execute any such financing statement or statements in Debtor's name and to perform all other acts which Secured Party deems reasonably appropriate to perfect and continue the Security Interest and to protect and preserve the Collateral.

          (b) After the occurrence of an Event of Default hereunder, Secured Party may demand, collect and sue on any of the accounts, chattel paper and general intangibles (in either Debtor's or Secured Party's name at the latter's option) with the right to enforce, compromise, settle or discharge such Collateral, and may endorse Debtor's name on any and all checks, commercial paper, and any other instruments pertaining to or constituting such Collateral.

                                       6
                                                           Page 196 of 207 Pages
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          (c) Upon Debtor's failure to perform any of its duties hereunder,
     Secured Party may, but shall not be obligated to, perform any or all such duties in any reasonable manner, and Debtor shall pay an amount equal to the expense thereof to Secured Party forthwith upon written demand by Secured Party.

          (d) No course of dealing and no delay or omission by Secured Party in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Debtor hereunder in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of, Secured Party hereunder are cumulative.

          (e) The rights and benefits of Secured Party hereunder shall, if Secured Party so agrees, inure to any party acquiring any interest in the Indebtedness or any part thereof.

          (f) Secured Party and Debtor as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties.

          (g) No modification, rescission, waiver, release or amendment of any provisions of this Security Agreement shall be binding except by a written agreement subscribed by Debtor and by Secured Party.

          (h) This Security Agreement is made under, and shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York and without giving effect to choice of law principles of the State of New York.

          (i) All terms, unless otherwise defined in this Security Agreement or in any financing statement, shall have the

                                       7
                                                           Page 197 of 207 Pages
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     definitions set forth in the Uniform Commercial Code adopted in New York
     State, as the same may from time to time be in effect.

          (j) This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until all of the Indebtedness shall be finally and irrevocably paid in full.

          (k) This Security Agreement amends and restates the 1995 Security Agreement to the extent of the assignment by NCFC of its rights in the 1995 Security Agreement to the Secured Party.

                                             SAI/DELTA, INC.



                                             By: /s/ Michael Julian
                                                 -------------------------
                                             Name:
                                             Title:


                                             /s/ Joseph M. Lobozzo II
                                             -----------------------------
                                                  JOSEPH M. LOBOZZO II

                                       8
                                                           Page 198 of 207 Pages

                                  SCHEDULE 3(a)
                                  -------------


                        Permitted Liens and Encumbrances


                                      None.

                                                           Page 199 of 207 Pages

                                  SCHEDULE 3(e)
                                  -------------


                              Collateral Locations



10258 N.W. 46th Street
Sunrise, Florida  33351

528 S. North Lake Boulevard
Ata Monte Springs, Florida  32701

900 Huyler Street
Teterboro, New Jersey  07608

366 White Spruce Boulevard
Rochester, New York  14623

                                                           Page 200 of 207 Pages
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                                  SCHEDULE 3(f)
                                  -------------

                                   Trade Names

                                      None.

                                                           Page 201 of 207 Pages